Fees Summary	Jun. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	334,381.06
Total Transaction Valuation	2,184,069,612.42
Total Offset Amount	0
Net Fee	$ 334,381.06